                                                 Exhibit 99.1

List of states and territories that have agreed to the opioids-related Settlement:

Alaska	Missouri
American Samoa	Montana
Arizona	N. Mariana Islands
Arkansas	Nebraska
California	Nevada
Colorado	New Hampshire
Connecticut	New Jersey
Delaware	New Mexico
District of Columbia	New York
Florida	North Carolina
Georgia	North Dakota
Guam	Ohio
Hawaii	Oregon
Idaho	Pennsylvania
Illinois	Puerto Rico
Indiana	Rhode Island
Iowa	South Carolina
Kansas	South Dakota
Kentucky	Tennessee
Louisiana	Texas
Maine	Utah
Maryland	Vermont
Massachusetts	Virgin Islands
Michigan	Virginia
Minnesota	Wisconsin
Mississippi	Wyoming

List of Distributors that have agreed to the opioids-related Settlement:

AmerisourceBergen Corporation
Cardinal Health, Inc.
McKesson Corporation

1